UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 25, 2012

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1185 Avenue of the Americas
New York, New York   10036
(Address of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, Including Area Code:  (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 25, 2012, Hess Corporation issued a news release reporting estimated results for the fourth quarter of 2011.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Hess Corporation, and John P. Rielly, Senior Vice President and Chief Financial Officer of Hess Corporation at a public conference call held on January 25, 2012.  Copies of these remarks are attached as Exhibit 99(2) and as Exhibit 99(3), respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	99(1)	News release dated January 25, 2012 reporting estimated results for the fourth quarter of 2011.

	99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

	99(3)	Prepared remarks of John P. Rielly, Senior Vice President and Chief Financial Officer.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2012

HESS CORPORATION

By:	/s/John P. Rielly
Name:	John P. Rielly
Title:	Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99(1)	News release dated January 25, 2012 reporting estimated results for the fourth quarter of 2011.

99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

99(3)	Prepared remarks of John P. Rielly, Senior Vice President and Chief Financial Officer.

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